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                                DEMAND NOTE

$150,000.00                                         EAST BRUNSWICK, NEW JERSEY
                                                                AUGUST 3, 1999


FOR VALUE RECEIVED, and intending to be legally bound hereby, THOMAS K. GRUNDMAN, an individual (the "Borrower") promises to pay to the order of KEY ENERGY SERVICES, INC., a Maryland corporation (the "Lender"), having an address of Two Tower Center, 20th Floor, East Brunswick, New Jersey 08816, the sum of ONE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($150,000.00), together with accrued, unpaid interest thereon at the rate hereinafter provided. THE BORROWER UNDERSTANDS AND ACKNOWLEDGES THAT IF THE EVENTS SPECIFIED IN SECTION 3 OF THIS NOTE OCCUR, THE LENDER MAY DEMAND PAYMENT HEREUNDER AT ANY TIME FOR ANY REASON WHATSOEVER AND THAT UPON SUCH DEMAND, THE BORROWER SHALL BE IMMEDIATELY OBLIGATED TO PAY THE LENDER THE LESSER OF
(i) THE OUTSTANDING BALANCE HEREUNDER, OR (ii) THE AMOUNT DEMANDED.

A.   TERMS OF NOTE.

     1. INTEREST. Except as provided in Section A.3 and A.5 of this Note, interest on the principal balance outstanding hereunder shall accrue at the rate equal to the greater of (i) 6.125% per annum and (ii) the federal short term rate as specified in Section 1274(d)(1) of the Internal Revenue Code.

     2. FORGIVENESS OF PRINCIPAL AND INTEREST PAYMENTS. Payments of principal and accrued interest on this Note shall be forgiven by the Lender as follows:

          (a) On each of July 1, 2000, July 1, 2001 and July 1, 2002 BUT ONLY if the Borrower's employment relationship with the Lender pursuant to that certain Employment Agreement dated as of July 1, 1999 between the Borrower and the Lender (the "Employment Agreement") shall not have been terminated on or prior to such payment date, Fifty Thousand and 00/100 Dollars ($50,000) of principal together with any interest on the outstanding principal balance under this Note accrued through such payment date not previously forgiven shall be forgiven on such payment date.

          (b) In the event that the Borrower's employment relationship with the Lender pursuant to the Employment Agreement is terminated (i) by the Borrower for a Good

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          Reason (as defined in the Employment Agreement) or (ii) by the Company other than for Cause (as defined in the Employment Agreement), including termination for Disability (as defined in the Employment Agreement) or death, then the entire amount of the principal balance outstanding under this Note together with any interest on the outstanding principal balance under this Note accrued through the date of such termination not previously forgiven shall be forgiven on the date of such termination.

     3. DEMAND PAYMENT. In the event the Borrower's employment relationship with the Lender pursuant to the Employment Agreement is terminated (i) by the Borrower for any reason other than a Good Reason or (ii) by the Lender for Cause, then all or a portion of the amount of the principal balance outstanding under this Note together with any interest on the outstanding principal balance under this Note accrued through the date of such termination not previously forgiven (the "Demand Amount") shall become due and payable immediately upon demand by the Lender. From and after such termination date, interest on any unpaid portion of the Demand Amount shall accrue at the rate specified in Section A.1 of this Note until demand is made therefor after which time interest shall accrue at the rate specified in Section A.5 of this Note.

     4. DEMAND PAYMENT TERMS. All payments made hereunder shall be in immediately available funds and in lawful currency of the United States of America. All payments made hereunder shall be made to the Lender at the address set forth in this Note or at such other address as the Lender shall notify the Borrower of in writing.

     5. DEFAULT RATE. Following a demand for payment hereunder, interest will be assessed on that portion of the Demand Amount for which demand was made, at a rate which is two percent (2%) higher than the rate otherwise charged hereunder (the "Default Rate") provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged on the amounts owed by the Borrower to the Lender pursuant to any judgments entered in favor of Lender pursuant to this Note.

     6. PREPAYMENT. This Note may be prepaid in whole or in part without prepayment penalty or premium. All payments received on this Note may be applied in such order as the Lender in its sole discretion shall determine.

B. DEFINITIONS. As used herein, the term "Note" means this Demand Note and all amendments and modifications hereto in effect from time to time.

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C.   REMEDIES.

     1. ACCELERATION OF LIABILITIES; RIGHTS OF LENDER. Upon and following a demand for payment hereunder and the failure of the Borrower to pay the amount demanded, at the Lender's option, this Note shall immediately become due and payable in full, all without protest, presentment, demand or further notice of any kind to the Borrower, all of which are expressly waived. Upon and following a demand hereunder and failure of the Borrower to pay the amount demanded, the Lender, at its option, may exercise any and all rights and remedies it has under this Note and under applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the balance hereunder at the Default Rate. Upon and following a demand hereunder and failure of the Borrower to pay the amount demanded, the Lender may proceed to protect and enforce the Lender's rights under this Note and/or under applicable law by action at law, in equity, or other appropriate proceeding.

     2.   CONFESSION OF JUDGMENT.

          Upon and following a demand for payment hereunder and the failure of the Borrower to pay the amount demanded within thirty (30) days of demand, the Borrower hereby authorizes and empowers any attorney of any court of record or the prothonotary or clerk of any county in the Commonwealth of New Jersey, or in any jurisdiction where permitted by law or the clerk of any United States District Court, to appear for the Borrower in any and all actions which may be brought hereunder and enter and confess judgment against the Borrower or any of them in favor of the Lender for such sums as are due or may become due hereunder, together with costs of suit and actual collection costs including, without limitation, reasonable attorneys' fees equal to five percent (5%) of the amounts then due and owing but in no event less than $3000 with or without declaration. If a copy of this Note verified by affidavit of any officer of the Lender shall have been filed in such action, it shall not be necessary to file the original thereof as a warrant of attorney, any practice or usage to the contrary notwithstanding.

     3. BANKRUPTCY EVENT. In the event Borrower commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state, or local statute, or any dissolution or liquidation proceeding, or makes a general assignment for the benefit of creditors, or takes any action for the purpose of effecting the foregoing or if any bankruptcy, reorganization, debt arrangement, or other case or proceeding under the United States Bankruptcy Code or under any similar foreign, federal, state or local statute, or any dissolution or liquidation proceeding is involuntarily commenced against or in respect of Borrower or an order for relief is entered in any such proceeding (collectively, a "Bankruptcy Event") the Lender shall be deemed to have

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          made a demand for payment of all amounts outstanding hereunder immediately prior to such Bankruptcy Event.

     4. REMEDIES CUMULATIVE; NO WAIVER. The rights, powers and remedies hereunder are cumulative and concurrent, and are not exclusive of any other right, power or remedy available to the Lender. No failure or delay on the part of the Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

D.   MISCELLANEOUS.

     1. WAIVER. The Borrower (a) waives presentment, protest, notice of protest, and notice of dishonor of this Note; and (b) consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Lender with respect to the payment or other provisions of this Note.

     2. NOTICES. Notices and communications under this Note shall be in writing and shall be given by either (i) hand-delivery, (ii) first class mail (postage prepaid), or (iii) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Note. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand-delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

     3. COSTS AND EXPENSES. The Borrower shall promptly reimburse Lender for all reasonable costs and expenses which the Lender may incur after a demand for payment in connection with the interpretation, perfection, protection of collateral, monitoring, administration and enforcement of this Note, the collection of all amounts due under this Note, and all amendments, modifications, consents and/or waivers, if any, to this Note. The Borrower's reimbursement obligations under this Paragraph shall survive any termination of this Note.

     4. GOVERNING LAW. This Note shall be construed in accordance with and governed by the substantive laws of the Commonwealth of New Jersey without reference to conflict of laws principles.

     5. INTEGRATION; AMENDMENT. This Note constitutes the sole agreement of the parties with respect to the subject matter hereof and thereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof and thereof. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

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     6.   SUCCESSORS AND ASSIGNS.  This Note (a) shall be binding upon the
          Borrower and the Lender and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns, and (b) shall inure to the benefit of the Borrower and the Lender and, where applicable, their respective heirs, executors, administrators, successors and permitted assigns; provided, however, that the Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Lender, and any such assignment or attempted assignment by the Borrower shall be void and of no effect with respect to the Lender.

     7. SEVERABILITY. The illegality, unenforceability or inconsistency of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Note or any instrument or agreement required hereunder.

     8. JUDICIAL PROCEEDINGS; WAIVERS. THE BORROWER AND THE LENDER ACKNOWLEDGE AND AGREE THAT (a) ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE LENDER OR THE BORROWER OR ANY SUCCESSOR OR ASSIGN OF THE LENDER OR THE BORROWER, ON OR WITH RESPECT TO THIS NOTE OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY AND EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY; (b) EACH WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; AND (c) THIS SECTION D.8 IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THE LENDER WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.


IN WITNESS WHEREOF, the Borrower has duly executed and delivered to the Lender this Note as of the day and year first above written.


                                       /s/ Thomas K. Grundman
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                                       THOMAS K. GRUNDMAN